AGF Investments Trust

AGFiQ U.S. Market Neutral Anti-Beta Fund

(the “Fund”)

Supplement dated November 30, 2021, to the currently effective

Prospectus and Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2021

This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Fund’s investment adviser, AGF Investments LLC, has proposed, and the Board of Trustees of AGF Investments Trust has approved, changing the Fund from a passive, index tracking strategy to a rules-based, active strategy. The Fund will continue to be fully transparent. There are no anticipated changes to the Fund’s name, ticker symbol, fees and expenses, portfolio managers or its performance benchmark. The changes are expected to take effect on or about February 14, 2022.

Accordingly, effective February 14, 2022, the Fund’s Prospectus and SAI are revised as set forth below.

The section of the Fund’s Prospectus entitled “Investment Objective” is deleted in its entirety and replaced with the following:

Investment Objective

The Fund seeks to provide a consistent negative beta exposure to the U.S. equity market.

The section of the Fund’s Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies

In seeking to achieve its investment objective, the Fund will invest primarily in long positions in low beta U.S. equities and short positions in high beta U.S. equities on a dollar neutral basis, within sectors. The Fund will construct a dollar neutral portfolio of long and short positions of U.S. equities by investing primarily in the constituent securities of the Dow Jones U.S. Thematic Market Neutral Low Beta Index (the “Index”) in approximately the same weight as they appear in the Index, subject to certain rules-based adjustments. The performance of the Fund will depend on the difference in the rate of returns between its long positions and short positions. For example, if the Fund’s long positions outperform its short positions, the Fund would generate a positive return. The Fund is an actively-managed exchange-traded fund (“ETF”).

The universe for the Index is comprised of the top 1,000 eligible securities by market capitalization, including REITs (the “universe”). Eligible securities are those that are in the top 1,000 securities by market capitalization in the Dow Jones U.S. Index, which satisfy certain minimum average daily trading volumes as determined by the Index provider. The securities included in the universe are categorized as belonging to one of 11 sectors as defined by the Global Industry Classification Standard (GICS). The Index maintains sector neutrality by determining a defined number of constituent issuers from each sector based on the proportion that each sector makes up in the composition of the universe. As a result, the Index identifies approximately the 20% of securities with the lowest betas within each sector as equal-weighted long positions and approximately the 20% of securities with the highest betas within each sector as equal-weighted short positions.

Beta measures the relative volatility of the value of a security compared with that of a market index. Beta is calculated using historical market index data. A stock’s beta is based on its sensitivity to weekly market movements over the last twelve months as measured by its price movements relative to those of the universe as a whole. For most sectors other than historically low beta sectors such as utilities, high beta stocks are those stocks that are more volatile than the market index, and low beta stocks are those stocks that are less volatile than the market index. The Index is dollar neutral since it is comprised of approximately equal dollar amounts of both long and short positions.

Although the Fund may seek to invest in all of the constituent securities that comprise the Index, the Fund may elect to invest in a representative sample of the long and short positions in the Index that, collectively, have an investment profile correlated with the Index.

The portfolio asset allocation will be rebalanced and reconstituted on a quarterly basis. To provide more consistent negative beta exposure, the Fund applies a rules-based methodology to neutralize the portfolio’s exposure to certain risk factors. At each quarterly rebalance, if the portfolio's exposure to certain risk factors, such as momentum, falls outside certain pre-defined limits, the Fund may adjust the way in which beta is calculated for each security in the universe, which may result in changes to the Fund’s composition of long and short securities. In addition, in the event the Fund's exposure to gross leverage falls outside certain predefined thresholds, the Fund may implement an ad-hoc rebalance.

The Fund, under normal circumstances, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in long and short equity securities of U.S. issuers, which may include long and short exposure to such issuers through derivatives.

The Fund may use derivatives, including swap agreements and futures contracts, consistent with its investment objective, and may also invest in money market funds.

The paragraphs entitled “Passive Investment Risk,” “Tracking Error Risk” and “Concentration Risk” in the “Principal Investment Risks” section of the Fund’s Prospectus are deleted in their entirety. In addition, all references in the Prospectus to “Passive Investment Risk,” “Tracking Error Risk” and “Concentration Risk” with respect to the Fund are hereby deleted.

The following is inserted in the Fund’s Prospectus at the end of the section entitled “Principal Investment Risks”:

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Adviser takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. There is also the inherent risk in the portfolio manager’s ability to anticipate changing market conditions that can adversely affect the value of the Fund’s holdings.

In the Prospectus and SAI, all references to “Target Index Funds” are now singular and refer only to the AGFiQ Hedged Dividend Income Fund and all references to “Active ETF” are now plural and refer to the Fund and the AGFiQ Global Infrastructure ETF. Notwithstanding the foregoing, fundamental investment policy #7 for the Target Index Funds, as set forth in the Investment Restrictions—Fundamental Investment Policies section of the SAI, is amended with respect to the Fund as follows, and the corresponding fundamental investment policy #7 for the Active ETF shall not apply to the Fund:

The Fund will not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries.

Please Retain This Supplement for Future Reference